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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                   ---------------


                                       FORM 8-K
                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 5, 1999
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                           PEC Israel Economic Corporation
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                  (Exact Name of Registrant as Specified in Charter)


    Maine                           1-8707                 13-1143528
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(State or Other Jurisdiction       (Commission         (IRS Employer
     of Incorporation)              File Number)       Identification No.)


   511 Fifth Avenue, New York, New York                      10017
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code (212) 687-2400
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            (Former Name or Former Address, if Changed Since Last Report)






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Item 5.   OTHER EVENTS AND
Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          On November 5, 1999, PEC Israel Economic Corporation (the "Company") issued the press release, which is exhibit 1 hereto, reporting that the Company's parent corporation, Discount Investment Corporation Ltd. ("Discount Investment"), acquired all of the outstanding shares of common stock of the Company for a cash price of $36.50 through the merger of a wholly-owned subsidiary of Discount Investment into the Company. As a result of the merger, the Company's shares of common stock no longer trade on the New York Stock Exchange. In addition, the registration of the Company's shares and the Company's reporting obligations under the Securities Exchange Act of 1934, as amended, have been terminated.
















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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PEC Israel Economic Corporation
                                   -------------------------------
                                   (Registrant)


                                By: /s/JAMES I. EDELSON
                                   ---------------------------------------------
Date: November 5, 1999             James I. Edelson,
                                   Executive Vice President



















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